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                                                                    Exhibit 10.1


                          VOTING AND SUPPORT AGREEMENT

            VOTING AND SUPPORT AGREEMENT, dated as of November 21, 2003 (this "Agreement"), by and between Eli Lilly and Company, a Delaware corporation ("Parent"), and [__________] ("Stockholder").

                                    W I T N E S S E T H:

            WHEREAS, Parent, Genesis Merger Sub, Inc., a Delaware corporation ("Merger Sub") and Applied Molecular Evolution, Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"), providing for, among other things, the merger of Merger Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

            WHEREAS, as of the date hereof, Stockholder beneficially owns [_____] shares of common stock, par value $0.001 per share ("Company Shares"), of the Company (such Company Shares, together with any other shares of capital stock of the Company acquired by Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "Subject Shares"); and

            WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that Stockholder enter into this Agreement pursuant to which Stockholder shall, among other things, vote all of the Subject Shares in favor of the proposal to adopt the Merger Agreement;

            NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.  Irrevocable Proxy.

            (a) Stockholder hereby irrevocably grants to, and appoints, Parent and any individual who shall be designated by Parent, Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares, at any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, in the manner contemplated by Sections 4(a)(i) and 4(a)(ii) hereof.

            (b) Stockholder represents and warrants that any proxies heretofore given in respect of the Subject Shares are not irrevocable and that any such proxies are hereby revoked.

            (c) Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement. STOCKHOLDER HEREBY AFFIRMS THAT THE PROXY SET FORTH IN THIS
SECTION 1 IS COUPLED WITH AN
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INTEREST AND IS IRREVOCABLE UNTIL SUCH TIME AS THIS AGREEMENT TERMINATES IN
ACCORDANCE WITH ITS TERMS AND THAT NO SUBSEQUENT PROXIES WITH RESPECT TO THE SUBJECT SHARES SHALL BE GIVEN (AND IF GIVEN SHALL NOT BE EFFECTIVE). Stockholder hereby further affirms that the irrevocable proxy is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of
Section 212 of the DGCL. The power of attorney granted by Stockholder is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder.

            Section 2. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as follows:

            (a) Ownership. Stockholder is the record and beneficial owner of, and has good, valid and marketable title to [______] Company Shares, free and clear of any Liens whatsoever, except as created by this Agreement. Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than such Company Shares. Stockholder has the sole right to vote such Company Shares, and none of such Company Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Company Shares, except as contemplated by this Agreement.

            (b) Authority; No Conflict. Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability affecting creditors' rights and by general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, result in any violation of, or constitute (with or without notice or lapse of time or both) default under, any provision of any trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease, partnership agreement or other contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, concession, franchise or license or any statute, law, ordinance, rule, regulation, judgment, order, notice or decree applicable to Stockholder or to any of Stockholder's property or assets.

            (c) No Filings; Consents. No consents or approvals of or filings or registrations by or with respect to Stockholder with any Governmental Entity are necessary in connection with (i) the execution and delivery by Stockholder of this Agreement and (ii) the performance by Stockholder of its obligations under this Agreement, including the grant of the irrevocable proxy pursuant to Section 1(a) hereof.


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            Section 3. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder that Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability affecting creditors' rights and by general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, result in any violation of, or constitute (with or without notice or lapse of time or both) default under, any provisions of the certificate of incorporation or by-laws of Parent or any trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease or other contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, concession, franchise or license or any statute, law, ordinance, rule, regulation, judgment, order, notice or decree applicable to Parent or any of Parent's property or assets.

            Section 4. Covenants of Stockholder. Stockholder agrees with Parent as follows:

            (a) Without in any way limiting Stockholder's right to vote the Subject Shares in its sole discretion with respect to any other matters that may be submitted to a stockholder vote, consent or other approval (including by written consent), at any meeting of the stockholders of the Company called upon to adopt the Merger Agreement and approve the Merger or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including written consent) with respect to the Merger Agreement and the Merger is sought, Stockholder shall vote (or cause to be voted) the Subject
Shares:

                  (i) in favor of the Merger, the adoption by the stockholders of the Company of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement; and

                  (ii) against (x) any Takeover Proposal or any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantially all of the Company's assets, sale or issuance of securities of the Company or any of its Subsidiaries, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by the Company or any of its Subsidiaries and (y) any amendment of the Company's certificate of incorporation or by-laws or equivalent organizational documents or other proposal or transaction involving the Company or any of its Subsidiaries which amendment or other proposal or transaction would or could reasonably be expected to impede, frustrate, prevent, nullify or result in a breach of any representation, warranty or covenant or any other obligation or agreement of the Company under or with respect to the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement or by this Agreement.

            (b) Stockholder agrees not to transfer, sell, assign, exchange, pledge or otherwise dispose of (including by gift) or encumber any of the Subject Shares, or to make any


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offer or agreement relating thereto, at any time prior to the termination of this Agreement. Furthermore, Stockholder shall not, except as contemplated by this Agreement, directly or indirectly, grant any proxies or powers of attorney with respect to the Subject Shares, deposit the Subject Shares into a voting trust or enter into a voting agreement or any other arrangement with respect to the Subject Shares and shall not commit or agree to take any of the foregoing actions.

            (c) Stockholder shall be deemed to be a Representative at all times for purposes of Section 6.2 of the Merger Agreement (regardless of whether Stockholder is in fact a Representative at the relevant time) and shall comply with the terms of Section 6.2(a) of the Merger Agreement.

            (d) Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights under Section 262 of the DGCL or other applicable law in connection with the Merger.

            Section 5. Further Assurances. Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

            Section 6. Certain Events. Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including the respective successors of Stockholder. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Shares or the acquisition of additional shares of Company Shares or other voting securities of the Company by Stockholder (whether by purchase, conversion or otherwise), the number of Subject Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or decreased shares of Company Shares or other voting securities of the Company issued to or acquired or disposed of by Stockholder.

            Section 7. Stockholder Capacity. Stockholder enters into this Agreement solely in Stockholder's capacity as the record and beneficial owner of the Subject Shares. If any Stockholder is or becomes during the term hereof a director or officer of the Company, such Stockholder makes no agreement or understanding in this Agreement in Stockholder's capacity as such director or officer. Nothing in this Agreement shall limit or affect any actions taken by Stockholder in Stockholder's capacity as an officer or director of the Company.

            Section 8. No Ownership Interest. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to any Subject Shares shall remain and belong to Stockholder, and Parent shall not have any authority to exercise any power or authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Subject Shares, except as otherwise expressly provided in this Agreement.


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            Section 9. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part (whether by operation of law or otherwise), by Stockholder, on the one hand, without the prior written consent of Parent nor by Parent, on the other hand, without the prior written consent of Stockholder, and any attempt to make any such assignment without such consent shall be null and void; provided that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

            Section 10. Termination. This Agreement shall terminate, and the provisions hereof shall be of no further force or effect, upon the earlier of the Effective Time or the termination of the Merger Agreement in accordance with
Article VIII thereof; provided, however, that notwithstanding anything to the contrary contained in this Agreement, no party hereto shall be relieved of or released from any liabilities or damages arising out of a willful breach of its covenants or a willful breach of its representations or warranties contained in this Agreement prior to the termination of this Agreement.

            Section 11. General Provisions.

            (a) Modification. No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the parties hereto and that specifically refers to this Agreement.

            (b) Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

            (c) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt by the parties. All notices hereunder shall be delivered to Parent in accordance with Section 9.2 of the Merger Agreement and to Stockholder at its address set forth on the Company's stock ledger (or at such other address for a party as shall be specified by like notice).

            (d) Interpretation. When a reference is made in this Agreement or to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is the result of the joint efforts of Parent and Stockholder, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against any party based on any presumption of that party's involvement in the drafting thereof. The words "include", "includes" or "including" shall be deemed to be followed by the words "without limitation." The term "ordinary course of business" (or similar terms) shall be deemed to be followed by the words "consistent with past practice." Terms not defined herein shall have such meaning as set forth in the Merger Agreement.


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            (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (f) Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

            (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

            (h) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity. The parties hereby (i) submit to the jurisdiction of any federal or state court sitting in the State of Delaware,
(ii) agree not to object to venue in such courts or to claim that such forum is inconvenient and (iii) agree that notice or the service of process in any proceeding shall be properly served or delivered if delivered in the manner contemplated by Section 11(c) hereof. IN ADDITION, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. Without limiting the generality of the foregoing, the parties hereto expressly agree that the obligations of Stockholder set forth in
Section 4 hereof shall be subject to the foregoing provisions of this Section 11(h).

            (i) Severability. This Agreement shall be deemed severable; the invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If of any of the provisions hereof are determined to be invalid or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

                            [SIGNATURE PAGE FOLLOWS]


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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first written above.

                                    ELI LILLY AND COMPANY


                                    By:
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                                    [Stockholder]


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                          Voting and Support Agreement
                           Counterpart Signature Page